                                                                   Exhibit 3-248
-------------------------------------------------------------------------------

OSCB-89 512 IRev 10 811)

                                         FEE      COMMONWEALTH OF PENNSYLVANIA
LIMITED PARTNERSHIP CERTIFICATE         $75.00         DEPARTMENT OF STATE
  (SEE BACK FOR INSTRUCTIONS)                           CORPORATION BUREAU
-------------------------------------------------------------------------------
1. THE NAME OF THE CORPORATION IS

           RIVER STREET ASSOCIATES
-------------------------------------------------------------------------------
2. STREET ADDRESS OF THE PRINCIPAL PLACE OF BUSINESS

           800 United Penn Bank Building
-------------------------------------------------------------------------------
   CITY                         STATE                ZIP CODE

      Wilkes-Barre,          PENNSYLVANIA              18701
-------------------------------------------------------------------------------
3. THE CHARACTER OF ITS BUSINESS IS                4. THE TERM FOR WHICH THE
   Acquiring and developing medical facilities        PARTNERSHIP IS TO EXIST IS
   and nursing homes, Including without
   limitation, a nursing home located in the City           Perpetual
   of Wilkes-Barre, Luzerne County, Pennsylvania
-------------------------------------------------------------------------------
5. THE NAME AND PLACE OF RESIDENCE OF EACH GENERAL PARTNER IS

       NAME             ADDRESS (INCLUDE STREET NUMBER)

   David R. Rowland     135 Forest Road, Merrywood Hills, Mountaintop, PA. 18707

   Joseph R. Reisinger  58 Marlborough Ave., Wilkes-Barre, PA. 18702
-------------------------------------------------------------------------------
6. THE NAME AND PLACE OF RESIDENCE OF EACH LIMITED PARTNER, THE AMOUNT OF
   CASH AND A DESCRIPTION OF AND THE AGREED VALUE OF OTHER PROPERTY
   CONTRIBUTED BY EACH LIMITED PARTNER IS.

     NAME               ADDRESS (INCLUDING STREET NUMBER)   CAPITAL CONTRIBUTION

   Carol B. Bradley   71 Division Street, Kingston, PA. 18704        $ 1.00
-------------------------------------------------------------------------------
7. THE SHARE OF THE PROFITS OR OTHER COMPENSATION BY WAY OF INCOME WHICH
   EACH LIMITED PARTNER SHALL RECEIVE BY REASON OF HIS CONTRIBUTION IS

         NAME                              SHARE OR AMOUNT

       Carol B. Bradley                       1 Percent

--------------------------------------------------------------------------------------------------------------
                            - FOR OFFICE USE ONLY -
--------------------------------------------------------------------------------------------------------------
SEQUENTIAL NO    AMOUNT     CODE   IDENTIFICATION NUMBER   REV. BOX NO.   SICC       MICROFILM NUMBER
   2059           75        Ltd          781977                                           83571831
--------------------------------------------------------------------------------------------------------------
FILE NO.                    APPROVED BY DATE   REJECTED BY      DATE    INPUT BY     LOG IN   LOG IN (REFILE)
                              SEP 20 1983
                           -----------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------------
  [graphic omitted]         MAILED BY    DATE  FILE RESUBMITTED DATE    VERIFIED BY  LOG OUT  LOG OUT (REFILE)
                                                                       ---------------------------------------
Secretary of the Commonwealth                                           CERTIFIED TO:
                                                                        |_| REV.   |_| L & T   |_| OTHER

IN TESTIMONY WHEREOF, the undersigned partners have caused this certificate to be signed this 23rd day of September 1983

/s/ David R. Rowland
------------------------------------        ------------------------------------
           [SIGNATURE]                                   [SIGNATURE]
David R. Rowland, General Partner

/s/ Joseph R. Reisinger
------------------------------------        ------------------------------------
           [SIGNATURE]                                   [SIGNATURE]
Joseph R. Reisinger, General Partner

/s/ Carol B. Bradley
------------------------------------        ------------------------------------
           [SIGNATURE]                                   [SIGNATURE]
Carol B. Bradley, Limited Partner

------------------------------------        ------------------------------------
           [SIGNATURE]                                   [SIGNATURE]

                                                                 Filed this 4th day of JUN 1986
APPLICANTS ACCT. NO.                                             Commonwealth of Pennsylvania
DSCB: SB-843(a) (Rev. 1-78)            86351162                  Department of State
                                  --------------------
Filing Fee $49                    (Line for numbering)
LTD-48
Amendment of Limited                    781977
Partnership Certificate
                                                                   [graphic omitted]
                              COMMONWEALTH OF PENNSYLVANIA
                                  DEPARTMENT OF STATE            Secretary of the Commonwealth
                                   CORPORATION BUREAU               (Box for Certification)

   In compliance with the requirements of 51 Pa.C.S. ss.543(a) (relating to requirements for amendment and for cancellation of certificate) the undersigned, desiring to amend a certificate of a limited partnership, hereby certify that:

1. The name of the partnership is:

   River Street Associates
-------------------------------------------------------------------------------

2. The location of its principal place of business is (the Department of State is hereby authorised to correct the following statement to conform to the records of the Department):

   800 United Penn Bank Building
-------------------------------------------------------------------------------
       (NUMBER)                   (STREET)

   Wilkes-Barre                        PA              18701
-------------------------------------------------------------------------------
     (CITY)                         (STATE)          (ZIP CODE)

3. The last preceding filing, if any, with respect so such partnership was made in the Department of State on
   9-26-1983
   ----------
     (DATE)

4. The amendment to the certificate of the partnership is as follows:

   See Rider 4A

o

IN TESTIMONY WHEREOF, the undersigned partners have caused this certificate to be signed this 1st day of June 1986

                                            Genesis Health Ventures of Wilkes-
                                            Barre, Inc.
/s/ Joseph R. Reisinger                     By: /s/ Richard R. Howard
------------------------------------        ------------------------------------
           [SIGNATURE]                                   [SIGNATURE]
Joseph R. Reisinger, Resigning              Richard R. Howard, Vice President,
General Partner                             Develop.
                                            Genesis Health Ventures, Inc.,
/s/ David R. Rowland                        substituted Original Limited Partner
------------------------------------        ------------------------------------
           [SIGNATURE]                                   [SIGNATURE]
David R. Rowland, Resigning General
Partner

/s/ Carol B. Bradley                        By: /s/ Richard R. Howard
------------------------------------        ------------------------------------
           [SIGNATURE]                                   [SIGNATURE]
Carol B. Bradley, Resigning Original        Richard R. Howard, Vice President,
Limited Partner                             Develop.

INSTRUCTIONS FOR COMPLETION OF FORM:

   A. A limited partnership certificate shall be amended when:

        (1) There is a change in the name of the partnership or in the amount or character of the contribution of any limited partner.

        (2) A person is substituted as a limited partner.

        (3) An additional limited partner is admitted.

        (4) A person is admitted as a general partner.

        (5) A general partner retires, dies, or becomes insane, and the business is continued under 59 Pa.C.S. $$534 (relating to effect of retirement, death, or insanity of a general partner).

        (6) There is a change in the character of the business of the partnership.

        (7) There is false or erroneous statement in the certificate.

        (8) These is a change in the time as stated in the certificate for the dissolution of the partnership or for the return of a contribution.

        (9) A time is fixed for a dissolution of the partnership, or the return of a contribution, no time having been specified in the certificate.

        (10) The members desire to make a change in any other statement in the certificate, in order that It shall accurately represent the agreement between them.

   B. This form shall confirm to the requirements of form DSCB: 59-512 (Limited Partnership Certificate) as far as necessary to set forth clearly the change in the certificate which it desired to make.

   C. If the partnership was not formed by a filing in the Department of State a properly completed form DSCB: 59.544 (Certificate of Summary of Record--Limited Partnership), unless previously filed, shall accompany this form.

   D. The amendment must be signed by all members, and an amendment substituting a limited partner or adding a limited or general partner shall be signed also by the member to be substituted or added, and when a limited partner is to be substituted, the amendment shall also be signed by the assigning limited partner.

   E. All information shall be typed or printed, in black Ink.

   F. Make check payable to: Secretary of the commonwealth. (CASH WILL NOT BE ACCEPTED).

   G. Send amendment and check to: Corporation Bureau, Department of State, Room 308 North Office Bldg., Harrisburg, Pa. 17120.

o

                                  Rider 4A to
                  Amendment of Limited Partnership Certificate
                           of River Street Associates
-------------------------------------------------------------------------------

   4. The amendment to the Certificate of the Partnership is as follows:

   a. Item 2 of the Certificate is hereby amended to:

      c/o Genesis Health Ventures, Inc. 148 West State Street, Suite 100 Kennett Square, PA 19348

   b. Item 5 of the Certificate is hereby amended to delete David R. Rowland and Joseph R. Reisinger as the General Partners and to replace therefore Genesis Health Ventures of Wilkes-Barre, Inc. as the successor General Partner. The address of the General Partner is hereby changed to 148 West State Street, Suite 100, Kennett Square, PA 19348.

   c. Item 6 of the Certificate is hereby amended to delete Carol B. Bradley as the Original Limited Partner and to replace therefore Genesis Health Ventures, Inc. as the substituted Original Limited Partner. The address of Genesis Health Ventures, Inc. is 148 West State Street, Suite 100, Kennett square, PA 19348.

   d. Item 7 of the Certificate is hereby amended to delete the name of Carol B. Bradley and her share or amount of 1% and to replace therefore the name of Genesis Health Ventures, Inc. and its share or amount of 98%.

004/X

Microfilm Number ________      Filed with the Department of State on FEB 01 1993
                                             [graphic omitted]
Entity Number    781977         ________________________________________________
                                           Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)


Indicate type of entity (check one):

|_| Domestic Business Corporation (15 Pa.C.S. ss. 1507)         |_| Foreign Nonprofit Corporation (15 Pa.C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa.C.S. ss. 4144)          |X|  Domestic Limited Partnership (15 Pa.C.S. ss. 8506)

|_| Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: RIVER STREET
   ASSOCIATES
   ----------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

        148 W. State Street, Kennett Square, PA 19348          Chester
   (a) ------------------------------------------------------------------------
        Number and Street        City       State     Zip           County

   (b) c/o:
       ------------------------------------------------------------------------
           Name of Commercial Registered Office Provider            County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

   (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be charged is:

       ------------------------------------------------------------------------
        Number and Street        City       State     Zip           County

   (b) The registered office of the corporation or limited partnership shall be provided by:

       c/o:       C T CORPORATION SYSTEM                      Chester
       ------------------------------------------------------------------------
           Name of Commercial Registered Office Provider            County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 27th day of January, 1993.


                                        RIVER STREET ASSOCIATES
                                        ---------------------------------------
                                        Name of Corporation/Limited Partnership

                                        BY:  /s/James W. Tabak
                                           ------------------------------------
                                               (Signature)

                                         TITLE: James W. Tabak, Asst. Secy.
                                               --------------------------------
                                                Genesis Health Ventures of
                                                Wilkes-Barre, Inc.
                                               (General Partner)

                                                            93 FEB - 1   PM 2:24
(PA - 429)                                                  PA DEPT. OF STATE

Microfilm Number ________      Filed with the Department of State on JUN 13 1996
                                             [graphic omitted]
Entity Number    781977         ________________________________________________
                                           Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)


Indicate type of entity (check one):

|_| Domestic Business Corporation (15 Pa.C.S. ss. 1507)     |_| Foreign Nonprofit Corporation (15 Pa.C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa.C.S. ss. 4144)      |X| Domestic Limited Partnership (15 Pa.C.S. ss. 8506)

|_| Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: River Street
   Associates

   ----------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 1635 Market Street, Philadelphia, PA  19103, Philadelphia County
       ------------------------------------------------------------------------
       Number and Street          City         State       Zip       County

   (b) C. T. Corporation System
       ------------------------------------------------------------------------
       Name of Commercial Registered Office Provider

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

   (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

    148 W. State Street, Kennett Square, PA 19348   Chester County
    ---------------------------------------------------------------------------
    Number and Street           City          State       Zip     County


   (b) The registered office of the corporation or limited partnership shall be provided by:

       c/o:
           ---------------------------------------------------------------------
           Name of Commercial Registered Office Provider            County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

                                                                       JUN 13 96
(PA - 429 - 10/1/92)                                           PA Dept. of State

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 10th day of June, 1996.


                              By: Genesis Health Ventures of Wilkes-Barre, Inc.
                                  the general partner of River Street Associates
                              --------------------------------------------------
                                    Name of Corporation/Limited Partnership

                                  /s/ Ira C. Gubernick

                              BY:  Ira C. Gubernick, Esquire
                              --------------------------------------------------
                                       (Signature)

                              TITLE:     Corporate Secretary
                              --------------------------------------------------

(PA-429)